Exhibit 99.1

Quarterly Earnings and

Supplemental Operating and Financial Data

September 30, 2014

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

September 30, 2014

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.68 per common share/unit (2) Lexington’s ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2014, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS THIRD QUARTER 2014 RESULTS

New York, NY - Friday, November 7, 2014 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the third quarter ended September 30, 2014.

Third Quarter 2014 Highlights

•	Generated Company Funds From Operations, as adjusted (“Company FFO, as adjusted”), of $68.7 million, or $0.28 per diluted common share.
•	Invested $51.0 million in on-going build-to-suit projects and loan investments and commenced funding a new $10.2 million industrial build-to-suit project.
•	Committed to acquire a to-be-built industrial property for $155.0 million.
•	Disposed of five properties for an aggregate disposition price of $52.6 million.
•	Executed 0.5 million square feet of new and extended leases with overall portfolio 97.6% leased.
•	Received $10.3 million for the payoff of the Homestead, Florida loan investment.
•	Revenue from leases of ten years or longer increased to 40.9% from 28.5% of revenue.

Subsequent to Quarter End Highlights

•	Acquired two properties for $49.5 million.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated “We are pleased to report strong operating results for our third quarter, with active leasing throughout our portfolio. We continue to make progress with respect to executing our capital recycling strategy, by selling five non-core properties for $52.6 million, and building our investment pipeline, by committing to acquire a property for $155.0 million upon completion of construction next year. The addition of long-term net-leased properties to our portfolio continues to lengthen our weighted-average lease term and improve our prospects for growth in net operating income going forward.”

FINANCIAL RESULTS

Revenues

For the quarter ended September 30, 2014, total gross revenues were $109.5 million, compared with total gross revenues of $93.1 million for the quarter ended September 30, 2013. The increase is primarily due to property acquisitions.

3

Company FFO, As Adjusted

For the quarter ended September 30, 2014, Lexington generated Company FFO, as adjusted, of $68.7 million, or $0.28 per diluted share, compared to Company FFO, as adjusted, for the quarter ended September 30, 2013 of $56.1 million, or $0.25 per diluted share. The calculation of Company FFO, as adjusted, and a reconciliation to net income attributable to Lexington Realty Trust shareholders is included later in this press release.

Dividends/Distributions

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended September 30, 2014 of $0.17 per common share/unit, which was paid on October 15, 2014 to common shareholders/unitholders of record as of September 30, 2014, and a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which will be paid on November 17, 2014 to Series C Preferred Shareholders of record as of October 31, 2014.

Net Income Attributable to Common Shareholders

For the quarter ended September 30, 2014, net income attributable to common shareholders was $38.7 million, or $0.17 per diluted share, compared with net income attributable to common shareholders for the quarter ended September 30, 2013 of $3.0 million, or $0.01 per diluted share.

OPERATING ACTIVITIES

Investment Activity

On-going Build-to-Suit Projects

Location	Sq. Ft.	Property Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	GAAP Investment Balance as of 9/30/2014 ($000)	Estimated Completion Date
Oak Creek, WI	164,000	Industrial	20	$22,609	$5,263	2Q 15
Richmond, VA	330,000	Office	15	110,137	52,792	3Q 15
Lake Jackson, TX	664,000	Office/R&D	20	166,164	27,498	4Q 16
Thomson, GA	208,000	Industrial	15	10,245	830	2Q 15
	1,366,000			$309,155	$86,383

Forward Commitments

Location	Property Type	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term (Years)
Auburn Hills, MI	Office	$40,025	1Q 15	7.9%	9.0%	14
Richland, WA	Industrial	$155,000	4Q 15	7.1%	8.6%	20
		$195,025

4

Loan Investments

Lexington collected $10.3 million in full satisfaction of the Homestead, Florida loan investment.

Subsequent to September 30, 2014 Acquisitions

Tenant/Guarantor	Location	Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	Estimated GAAP Yield		Lease Term
ZE-45 Ground Tenant LLC	New York, NY	Land	$30,426	$1,500	4.9%	15.2%		99 yrs
HealthSouth Corp.	Vineland, NJ	Rehab Hospital	19,100	1,113	5.8%	5.8	%(1)	28 yrs
			$49,526	$2,613

(1) Lease contains annual CPI increases.

Capital Recycling

Dispositions

Tenant	Location	Property Type	Gross Disposition Price ($000)	Annualized NOI ($000)	Month of Disposition
Multi-tenant	Johnson City, TN	Office	$4,000	$174	Jul-14
Elsevier STM Inc.	San Antonio, TX	Industrial	41,000	3,652	Jul-14
Malone's Food Stores, LTD	Dallas, TX	Retail	3,300	358	Aug-14
Safeway, Inc.	Billings, MT	Retail	1,475	185	Sept-14
Vacant	Allentown, PA	Office	2,800	—	Sept-14
			$52,575	$4,369

Leasing

During the third quarter of 2014, Lexington executed 10 new and extended leases for 0.5 million square feet and ended the quarter with its overall portfolio 97.6% leased.

Lease Extensions

	Location		Prior Term	Lease Expiration Date	Sq. Ft.
	Office
1	Lake Mary	FL	09/2015	09/2020	125,155
2	Lake Mary	FL	09/2015	09/2020	125,920
3	Louisville	CO	04/2017	04/2027	86,877
3	Total office lease extensions				337,952
	Industrial
1	Franklin	NC	12/2014	06/2015	72,868
2	Minneapolis	MN	06/2015	12/2025	18,620
2	Total industrial lease extensions				91,488
5	Total lease extensions				429,440

5

New Leases

	Location		Lease Expiration Date	Sq. Ft.
	Office
1-3	Various		2015-2025	2,504
4	Orlando	FL	10/2025	44,752
5	Houston	TX	10/2014	33,456
5	Total new leases			80,712

10	TOTAL NEW AND EXTENDED LEASES			510,152

2014 EARNINGS GUIDANCE

Lexington is revising its expectations for Company FFO, as adjusted, to an expected range of $1.09 to $1.11 per diluted share for the year ended December 31, 2014, as compared to prior guidance of $1.08 to $1.11 per diluted share. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

THIRD QUARTER 2014 CONFERENCE CALL

Lexington will host a conference call today, Friday, November 7, 2014, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended September 30, 2014. Interested parties may participate in this conference call by dialing 877-407-0789 or 201-689-8562. A replay of the call will be available through November 21, 2014, at 877-870-5176 or 858-384-5517, pin: 13593658. A live webcast of the conference call will be available at www.lxp.com within the Investors section.

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ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns a diversified portfolio of equity and debt interests in single-tenant commercial properties and land. Lexington seeks to expand its portfolio through acquisitions, sale-leaseback transactions, build-to-suit arrangements and other transactions. A majority of these properties and all land interests are subject to net or similar leases, where the tenant bears all or substantially all of the operating costs, including cost increases, for real estate taxes, utilities, insurance and ordinary repairs. Lexington also provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.68 per common share/unit, (2) Lexington's ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2014, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

7

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Gross revenues:
Rental	$101,680	$85,643	$302,314	$254,317
Advisory and incentive fees	135	98	383	426
Tenant reimbursements	7,698	7,311	24,535	22,315
Total gross revenues	109,513	93,052	327,232	277,058
Expense applicable to revenues:
Depreciation and amortization	(40,387)	(41,136)	(119,538)	(123,407)
Property operating	(16,383)	(14,629)	(49,651)	(43,609)
General and administrative	(6,394)	(6,355)	(21,043)	(20,105)
Non-operating income	5,438	2,147	11,692	5,478
Interest and amortization expense	(24,967)	(22,055)	(75,382)	(66,455)
Debt satisfaction charges, net	(455)	(2,967)	(7,946)	(25,396)
Impairment charges	(2,464)	—	(18,864)	(2,413)
Income before provision for income taxes, equity in earnings (losses) of non-consolidated entities and discontinued operations	23,901	8,057	46,500	1,151
Provision for income taxes	(80)	(2,433)	(964)	(2,963)
Equity in earnings (losses) of non-consolidated entities	173	(737)	246	(397)
Income (loss) from continuing operations	23,994	4,887	45,782	(2,209)
Discontinued operations:
Income (loss) from discontinued operations	19	(264)	2,839	708
Provision for income taxes	(7)	(792)	(34)	(1,987)
Debt satisfaction gains (charges), net	—	(3)	(299)	8,954
Gains on sales of properties	18,542	2,129	22,052	14,935
Impairment charges	(371)	(802)	(11,062)	(9,537)
Total discontinued operations	18,183	268	13,496	13,073
Net income	42,177	5,155	59,278	10,864
Less net income attributable to noncontrolling interests	(1,772)	(460)	(3,537)	(2,057)
Net income attributable to Lexington Realty Trust shareholders	40,405	4,695	55,741	8,807
Dividends attributable to preferred shares – Series C	(1,573)	(1,573)	(4,718)	(4,718)
Dividends attributable to preferred shares – Series D	—	—	—	(3,543)
Allocation to participating securities	(112)	(144)	(399)	(482)
Deemed dividend – Series D	—	—	—	(5,230)
Net income (loss) attributable to common shareholders	$38,720	$2,978	$50,624	$(5,166)
Income (loss) per common share – basic:
Income (loss) from continuing operations	$0.09	$0.01	$0.17	$(0.09)
Income from discontinued operations	0.08	—	0.05	0.06
Net income (loss) attributable to common shareholders	$0.17	$0.01	$0.22	$(0.03)
Weighted-average common shares outstanding – basic	229,463,522	213,649,374	228,337,871	204,923,085
Income (loss) per common share – diluted:
Income (loss) from continuing operations	$0.09	$0.01	$0.17	$(0.09)
Income from discontinued operations	0.08	—	0.05	0.06
Net income (loss) attributable to common shareholders	$0.17	$0.01	$0.22	$(0.03)
Weighted-average common shares outstanding – diluted	229,922,110	214,406,065	228,830,020	204,923,085
Amounts attributable to common shareholders:
Income (loss) from continuing operations	$21,448	$2,691	$38,076	$(17,682)
Income from discontinued operations	17,272	287	12,548	12,516
Net income (loss) attributable to common shareholders	$38,720	$2,978	$50,624	$(5,166)

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	September 30, 2014	December 31, 2013
Assets:
Real estate, at cost	$3,786,106	$3,812,294
Real estate - intangible assets	755,784	762,157
Investments in real estate under construction	86,883	74,350
	4,628,773	4,648,801
Less: accumulated depreciation and amortization	1,271,228	1,223,381
Real estate, net	3,357,545	3,425,420
Cash and cash equivalents	109,337	77,261
Restricted cash	61,732	19,953
Investment in and advances to non-consolidated entities	16,619	18,442
Deferred expenses, net	67,820	66,827
Loans receivable, net	133,077	99,443
Rent receivable – current	7,301	10,087
Rent receivable – deferred	47,240	19,473
Other assets	38,955	35,375
Total assets	$3,839,626	$3,772,281

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,005,205	$1,197,489
Credit facility borrowings	—	48,000
Term loans payable	505,000	406,000
Senior notes payable	497,607	247,707
Convertible notes payable	23,820	27,491
Trust preferred securities	129,120	129,120
Dividends payable	42,315	40,018
Accounts payable and other liabilities	34,233	39,642
Accrued interest payable	14,431	9,627
Deferred revenue - including below market leases, net	71,719	69,667
Prepaid rent	16,201	18,037
Total liabilities	2,339,651	2,232,798

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 231,461,102 and 228,663,022 shares issued and outstanding in 2014 and 2013, respectively	23	23
Additional paid-in-capital	2,747,265	2,717,787
Accumulated distributions in excess of net income	(1,368,185)	(1,300,527)
Accumulated other comprehensive income	3,305	4,439
Total shareholders’ equity	1,476,424	1,515,738
Noncontrolling interests	23,551	23,745
Total equity	1,499,975	1,539,483
Total liabilities and equity	$3,839,626	$3,772,281

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
EARNINGS PER SHARE:

Basic:
Income (loss) from continuing operations attributable to common shareholders	$21,448	$2,691	$38,076	$(17,682)
Income from discontinued operations attributable to common shareholders	17,272	287	12,548	12,516
Net income (loss) attributable to common shareholders	$38,720	$2,978	$50,624	$(5,166)

Weighted-average number of common shares outstanding	229,463,522	213,649,374	228,337,871	204,923,085

Income (loss) per common share:
Income (loss) from continuing operations	$0.09	$0.01	$0.17	$(0.09)
Income from discontinued operations	0.08	—	0.05	0.06
Net income (loss) attributable to common shareholders	$0.17	$0.01	$0.22	$(0.03)

Diluted:
Income (loss) from continuing operations attributable to common shareholders - basic	$21,448	$2,691	$38,076	$(17,682)
Impact of assumed conversions:
Share options	—	—	—	—
Income (loss) from continuing operations attributable to common shareholders	21,448	2,691	38,076	(17,682)
Income from discontinued operations attributable to common shareholders - basic	17,272	287	12,548	12,516
Impact of assumed conversions:
Share options	—	—	—	—
Income from discontinued operations attributable to common shareholders	17,272	287	12,548	12,516
Net income (loss) attributable to common shareholders	$38,720	$2,978	$50,624	$(5,166)

Weighted-average common shares outstanding - basic	229,463,522	213,649,374	228,337,871	204,923,085
Effect of dilutive securities:
Share options	458,588	756,691	492,149	—
Weighted-average common shares outstanding	229,922,110	214,406,065	228,830,020	204,923,085

Income (loss) per common share:
Income (loss) from continuing operations	$0.09	$0.01	$0.17	$(0.09)
Income from discontinued operations	0.08	—	0.05	0.06
Net income (loss) attributable to common shareholders	$0.17	$0.01	$0.22	$(0.03)

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income attributable to Lexington Realty Trust shareholders	$40,405	$4,695	$55,741	$8,807
Adjustments:
Depreciation and amortization	39,030	43,227	117,991	131,343
Impairment charges - real estate, including nonconsolidated joint venture real estate	3,115	1,727	30,856	12,875
Noncontrolling interests - OP units	1,442	202	2,556	1,286
Amortization of leasing commissions	1,580	1,445	4,506	4,124
Joint venture and noncontrolling interest adjustment	495	554	1,733	1,675
Preferred dividends - Series D	—	—	—	(3,543)
Gains on sales of properties, net of tax	(18,542)	556	(22,052)	(11,325)
Interest and amortization on 6.00% Convertible Guaranteed Notes	508	642	1,618	2,534
Reported Company FFO	68,033	53,048	192,949	147,776
Debt satisfaction charges, net	455	2,970	8,245	16,442
Other / Transaction costs	257	59	1,514	603
Company FFO, as adjusted	68,745	56,077	202,708	164,821

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(13,478)	(6,361)	(31,057)	(9,281)
Lease incentives	250	402	1,104	1,032
Amortization of below/above market leases	184	34	903	(136)
Non-cash interest, net	(1,824)	(185)	(4,186)	(532)
Non-cash charges, net	2,114	2,009	6,563	5,601
Tenant improvements	(1,961)	(2,441)	(5,960)	(30,590)
Lease costs	(1,895)	(5,038)	(8,414)	(9,957)
Reported Company Funds Available for Distribution	$52,135	$44,497	$161,661	$120,958

Per Share Amounts
Basic:
Reported Company FFO	$0.28	$0.23	$0.80	$0.67
Company FFO, as adjusted	$0.28	$0.25	$0.84	$0.75
Company FAD	$0.22	$0.20	$0.67	$0.55

Diluted:
Reported Company FFO	$0.28	$0.23	$0.80	$0.67
Company FFO, as adjusted	$0.28	$0.25	$0.84	$0.75
Company FAD	$0.22	$0.19	$0.67	$0.55

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
Basic:	2014	2013	2014	2013
Weighted-average common shares outstanding - EPS basic	229,463,522	213,649,374	228,337,871	204,923,085
6.00% Convertible Guaranteed Notes	3,758,546	4,684,069	3,946,334	6,029,067
Non-vested share-based payment awards	111,448	487,237	123,446	494,937
Operating Partnership Units	3,871,038	4,110,748	3,876,749	4,165,362
Preferred Shares - Series C	4,710,570	4,710,570	4,710,570	4,710,570
Weighted-average common shares outstanding - basic	241,915,124	227,641,998	240,994,970	220,323,021

Diluted:
Weighted-average common shares outstanding - basic	241,915,124	227,641,998	240,994,970	220,323,021
Options - Incremental shares	458,588	756,691	492,149	876,738
Weighted-average common shares outstanding - diluted	242,373,712	228,398,689	241,487,119	221,199,759

1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”), is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents “Reported Company funds from operations” or “Reported Company FFO,” which differs from FFO because it includes Lexington's operating partnership units, Lexington's 6.50% Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Guaranteed Notes due 2030 because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Reported Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Lexington also presents “Company funds from operations, as adjusted” or “Company FFO, as adjusted,” which adjusts Reported Company FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Reported Company FFO and Company FFO, as adjusted, may not be comparable to similarly titled measures as reported by others. Reported Company FFO and Company FFO, as adjusted, should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Reported Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO, as adjusted, for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash interest, net and (7) non-cash charges, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

# # #

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LEXINGTON REALTY TRUST

2014 Third Quarter Capital Recycling Summary

	CAPITAL RECYCLING

	PROPERTY DISPOSITIONS
	Tenants (Guarantors)	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Multi-tenant	Johnson City	TN	Multi-tenant	$4,000	$174	July
2	Elsevier STM Inc. (Reed Elsevier Inc.)	San Antonio	TX	Industrial	$41,000	$3,652	July
3	Malone's Food Stores, Ltd.	Dallas	TX	Retail	$3,300	$358	August
4	Safeway, Inc.	Billings	MT	Retail	$1,475	$185	September
5	Vacant	Allentown	PA	Multi-tenant	$2,800	$-	September

5	TOTAL PROPERTY DISPOSITIONS				$52,575	$4,369

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LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS / FORWARD COMMITMENTS

9/30/2014

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE (1)

Location		Sq. Ft	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 9/30/14 ($000)(2)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date
						Q4 2014	Q1 2015	Q2 2015	Q3 2015
1 Oak Creek	WI	164,000	20	$22,609	$5,263	$6,455	$6,455	$4,303	$-	2Q 15
2 Richmond	VA	330,000	15	$110,137	$52,792	$13,074	$13,074	$13,074	$13,074	3Q 15
3 Lake Jackson	TX	664,000	20	$166,164	$27,498	$350	$16,700	$16,700	$16,700	4Q 16
4 Thomson	GA	208,000	15	$10,245	$830	$2,700	$4,000	$2,700	$-	2Q 15
4 TOTAL BUILD-TO-SUIT PROJECTS				$309,155	$86,383	$22,579	$40,229	$36,777	$29,774

FORWARD COMMITMENTS (1)

	Tenants	Location	Property Type	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term
1	Faurecia USA Holdings, Inc. (3)	Auburn Hills, MI	Office	$40,025	1Q 15	7.9%	9.0%	14 yrs
2	Preferred Freezer Services of Richland LLC (4)	Richland, WA	Industrial	$155,000	4Q 15	7.1%	8.6%	20 yrs
2	TOTAL FORWARD COMMITMENTS			$195,025		7.3%	8.7%

BUILD-TO-SUIT NOI (5)

	2011	2012	2013	9 mo. 2014
Net operating income ($000)	$1,156	$5,268	$11,920	$15,103

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.
(2)	Investment balance in accordance with GAAP included in investment in real estate under construction.
Aggregate	equity invested is $89,586
(3)	Lexington funded a $500 deposit and $2.5 million letter of credit.
(4)	Lexington funded a $10.0 million letter of credit.
(5)	Net operating income generated from completed build-to-suit projects funded by Lexington beginning in 2010.

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LEXINGTON REALTY TRUST

2014 Third Quarter Leasing Summary

LEASE EXTENSIONS

	Tenants (Guarantors)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)
	Office			2015 Extensions
1	JPMorgan Chase Bank, National Association	Lake Mary	FL	09/2015	09/2020	125,155	$1,627	$1,885	$1,757	$2,050
2	JPMorgan Chase Bank, National Association	Lake Mary	FL	09/2015	09/2020	125,920	$1,637	$1,965	$1,762	$2,096
				2017 Extension
3	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	Louisville	CO	04/2017	04/2027	86,877	$1,145	$1,369	$1,256	$1,335
3	Total office lease extensions					337,952	$4,409	$5,219	$4,775	$5,481
	Industrial			2014 Extension
1	SKF USA, Inc.	Franklin	NC	12/31/2014	06/2015	72,868	$300	$456	$300	$271
				2015 Extension
2	Owens Corning Roofing and Asphalt, LLC	Minneapolis	MN	06/2015	12/2025	18,620	$550	$656	$550	$656
2	Total industrial lease extensions					91,488	$850	$1,112	$850	$927
				`
5	TOTAL EXTENDED LEASES					429,440	$5,259	$6,331	$5,625	$6,408

NEW LEASES

	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-tenant
1	Freeport-McMoran Oil & Gas LLC	Houston	TX	10/2014	33,456	$1,171	$1,171
2	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation)	Orlando	FL	10/2025	44,752	$997	$1,048
3-5	Various	Baltimore/Honolulu	MD/HI	2015-2025	2,504	$41	$41
5	TOTAL NEW LEASES				80,712	$2,209	$2,260
10	TOTAL NEW AND EXTENDED LEASES				510,152	$7,468	$7,885

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LEXINGTON REALTY TRUST

2014 Third Quarter Leasing Summary (Continued)

LEASE NON-RENEWALS (2) / TERMINATIONS

	Tenants (Guarantors)	Location		Lease Expiration / Termination Date	Sq. Ft.	2014 Cash Rent (3) ($000)	2014 GAAP Rent (3) ($000)
	Office
1	Kerr-McGee Oil & Gas Corporation (Kerr-McGee Corporation) (4)	Houston	TX	07/2014	101,111	$999	$949
2	BASF Corporation	Rockaway	NJ	07/2014	32,068	$390	$358
3	Global Health Exchange, Inc. (Global Health Exchange, LLC)	Louisville	CO	08/2014	20,000	$-	$-
					153,179	$1,389	$1,307

	Industrial
4	Wagner Industries, Inc. (5)	Jacksonville	FL	09/2014	20,000	$17	$17

	Retail
5	Kingswere Furniture, LLC (6)	Port Richey	FL	07/2014	53,820	$218	$218

5	TOTAL LEASE NON-RENEWALS				226,999	$1,624	$1,542

Footnotes

(1)	Assumes twelve months rent from the later of 10/1/14 or lease commencement/extension.
(2)	Excludes non-renewal space that was leased to new tenants.
(3)	Represents 2014 Cash and GAAP rents excluding termination payments, if any.
(4)	Lexington released 33,456 square feet through 10/31/2014.
(5)	Subsequent to 9/30/2014, tenant further contracted an additional 10,000 square feet.
(6)	Lexington received a $1.3 million termination fee.

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LEXINGTON REALTY TRUST

Other Data

9/30/2014

($000)

Other Revenue Data

	GAAP Base Rent
	9 months ended
Asset Class	9/30/14 (1)	9/30/14 Percentage	9/30/13 Percentage
Long-Term Leases (2)	$123,614	40.9%	28.5%
Office	$114,723	38.0%	46.3%
Industrial	$38,546	12.7%	15.4%
Multi-tenant	$20,248	6.7%	7.4%
Retail/Specialty	$5,145	1.7%	2.4%
	$302,276	100.0%	100.0%

Long-Term Leases (2)	GAAP Base Rent
	9 months ended
	9/30/14 (1)	9/30/14 Percentage	9/30/13 Percentage
Office	$51,733	41.9%	62.4%
Land / Infrastructure	$41,222	33.3%	6.6%
Industrial	$28,608	23.1%	29.0%
Retail/Specialty	$2,051	1.7%	2.0%
	$123,614	100.0%	100.0%

Credit Ratings (3)	GAAP Base Rent
	9 months ended
	9/30/14 (1)	9/30/14 Percentage	9/30/13 Percentage
Investment Grade	$115,757	38.3%	48.2%
Non-Investment Grade	$34,335	11.4%	13.9%
Unrated	$152,184	50.3%	37.9%
	$302,276	100.0%	100.0%

Footnotes

(1)	Nine months ended 9/30/2014 GAAP base rent recognized for consolidated properties owned as of 9/30/2014.
(2)	Long-term leases are defined as leases having a term of ten years or longer.
(3)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.

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LEXINGTON REALTY TRUST

Other Data (Continued)

9/30/2014

($000)

Weighted-Average Lease Term - Cash Basis	As of 9/30/14	As of 9/30/13
	11.4 years	7.3 years

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2014 – remaining	$84,977	$99,469
2015	$347,293	$386,395
2016	$331,729	$364,904
2017	$302,018	$332,217
2018	$275,944	$304,557

Same-Store NOI (2)	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Total Base Rent	$80,127	$79,850	$239,800	$237,891
Tenant Reimbursements	6,850	7,311	20,484	21,909
Property Operating Expenses	(14,676)	(14,587)	(42,724)	(42,669)
Same-Store NOI	$72,301	$72,574	$217,560	$217,131

Change in Same-Store NOI	(0.4)%		0.2%

Footnotes

(1)	Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 9/30/2014.
(2)	NOI is on a consolidated cash basis.

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LEXINGTON REALTY TRUST

Top 20 Markets

9/30/2014

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 9/30/14 (1)
1	New York-Northern New Jersey-Long Island, NY-NJ-PA	15.2%
2	Dallas-Fort Worth-Arlington, TX	6.5%
3	Houston-Sugar Land-Baytown, TX	5.9%
4	Baltimore-Towson, MD	4.0%
5	Memphis, TN-MS-AR	4.0%
6	Phoenix-Mesa-Scottsdale, AZ	3.6%
7	Kansas City, MO-KS	3.6%
8	Orlando-Kissimmee, FL	3.6%
9	Los Angeles-Long Beach-Santa Ana, CA	2.7%
10	Denver-Aurora, CO	2.1%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.0%
12	Boston-Cambridge-Quincy, MA-NH	2.0%
13	Columbus, OH	1.9%
14	Chicago-Naperville-Joliet, IL-IN-WI	1.8%
15	Detroit-Warren-Livonia, MI	1.7%
16	San Jose-Sunnyvale-Santa Clara, CA	1.6%
17	Charlotte-Gastonia-Rock Hill, NC-SC	1.6%
18	Indianapolis-Carmel, IN	1.5%
19	Las Vegas-Paradise, NV	1.4%
20	Atlanta-Sandy Springs-Marietta, GA	1.4%
	Total Top 20 Markets (3)	68.0%

Footnotes

(1)	Nine months ended 9/30/2014 GAAP base rent recognized for consolidated properties owned as of 9/30/2014.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Top 20 Markets - Single Tenant Office Portfolio

9/30/2014

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 9/30/14 (1)
1	Dallas-Fort Worth-Arlington, TX	10.2%
2	Kansas City, MO-KS	6.6%
3	Orlando-Kissimmee, FL	6.1%
4	Phoenix-Mesa-Scottsdale, AZ	5.4%
5	Houston-Sugar Land-Baytown, TX	5.4%
6	Los Angeles-Long Beach-Santa Ana, CA	4.8%
7	New York-Northern New Jersey-Long Island, NY-NJ-PA	4.2%
8	Denver-Aurora, CO	3.9%
9	Memphis, TN-MS-AR	3.4%
10	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	3.1%
11	San Jose-Sunnyvale-Santa Clara, CA	3.0%
12	Charlotte-Gastonia-Rock Hill, NC-SC	2.9%
13	Chicago-Naperville-Joliet, IL-IN-WI	2.7%
14	Indianapolis-Carmel, IN	2.6%
15	Boston-Cambridge-Quincy, MA-NH	2.4%
16	Washington-Arlington-Alexandria, DC-VA-MD-WV	2.2%
17	Columbus, IN	2.0%
18	Omaha-Council Bluffs, NE-IA	2.0%
19	Las Vegas-Paradise, NV	1.9%
20	Seattle-Tacoma-Bellevue, WA	1.9%
	Total Top 20 Markets - Single Tenant Office Portfolio (3)	76.8%

Footnotes

(1)	Nine months ended 9/30/2014 GAAP base rent recognized for consolidated office properties owned as of 9/30/2014.

Includes long-term office properties.

(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Tenant Industry Diversification

9/30/2014

Industry Category	Percent of GAAP Base Rent as of 9/30/2014 (1) (2)
Service	20.8%
Finance/Insurance	11.0%
Technology	9.8%
Transportation/Logistics	8.0%
Automotive	7.8%
Energy	7.3%
Healthcare	6.0%
Consumer Products	5.8%
Telecommunications	4.2%
Construction/Materials	3.3%
Aerospace/Defense	3.1%
Food	3.0%
Printing/Production	2.1%
Education	2.0%
Apparel	1.5%
Retail Department	1.3%
Retail Specialty	1.1%
Media/Advertising	1.0%
Real Estate	0.6%
Retail Electronics	0.1%
100.0%

Footnotes

(1)	Nine months ended 9/30/2014 GAAP base rent recognized for consolidated properties owned as of 9/30/2014.
(2)	Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

9/30/2014

Top 10 Tenants or Guarantors - Cash Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Cash Base Rent as of 9/30/2014 ($000) (1)	Percent of Cash Base Rent as of 9/30/2014 ($000) (1) (2)
Federal Express Corporation	3	787,829	1.9%	$9,396	3.4%
Baker Hughes, Inc.	2	619,885	1.5%	$9,092	3.3%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	5.0%	$7,665	2.8%
US Government	3	398,214	1.0%	$6,783	2.5%
Bank of America, National Association	9	754,216	1.9%	$6,605	2.4%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.2%	$5,547	2.0%
Xerox Corporation	1	202,000	0.5%	$5,303	1.9%
Michelin North America, Inc.	3	2,503,916	6.2%	$5,257	1.9%
T-Mobile USA, Inc.	5	386,078	0.9%	$5,158	1.9%
Morgan, Lewis & Bockius LLP	1	289,432	0.7%	$4,960	1.8%
	36	8,471,052	20.8%	$65,766	24.1%

Top 10 Tenants or Guarantors - GAAP Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 9/30/2014 ($000) (3)	Percent of GAAP Base Rent as of 9/30/2014 ($000) (3) (2)
LG-39 Ground Tenant LLC - New York City land	1	0	0.0%	$13,030	4.3%
FC-Canal Ground Tenant LLC - New York City land	1	0	0.0%	$11,167	3.7%
AL-Stone Ground Tenant LLC - New York City land	1	0	0.0%	$10,192	3.4%
Federal Express Corporation	3	787,829	1.9%	$9,673	3.2%
Bank of America, National Association	9	754,216	1.9%	$7,600	2.5%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	5.0%	$7,455	2.5%
US Government	3	398,214	1.0%	$7,120	2.4%
Baker Hughes, Inc.	2	619,885	1.5%	$6,020	2.0%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.2%	$5,571	1.8%
Michelin North America, Inc.	3	2,503,916	6.2%	$5,288	1.7%
	32	7,593,542	18.7%	$83,116	27.5%

Footnotes

(1)	Nine months ended 9/30/2014 Cash base rent recognized for consolidated properties owned as of 9/30/2014.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Nine months ended 9/30/2014 GAAP base rent recognized for consolidated properties owned as of 9/30/2014.

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LEXINGTON REALTY TRUST

Select Credit Metrics

	9/30/2013		9/30/2014

Company FFO Payout Ratio	60.8%		60.1%

Unencumbered Assets (1)	$2.48 billion		$2.93 billion

Unencumbered NOI	55.9%		59.9%

(Debt + Preferred) / Gross Assets	40.8%		44.1%

Debt/Gross Assets	38.7%		42.2%

Market Cap Leverage	41.5%		47.4%

Secured Debt / Gross Assets	21.9%		19.6%

Net Debt / EBITDA	5.7	x	6.2	x

(Net Debt + Preferred) / EBITDA	6.1	x	6.5	x

Credit Facilities Availability	$511.4 million		$383.9 million

Development / Gross Assets	1.4%		1.8%

EBITDA / Revenue	77.0%		73.4%

EBITDA / (PrefDiv + Interest Expense)	3.0	x	3.2	x

(JV + Advisory Income) / Revenues	0.3%		0.4%

Footnotes

(1) Includes loans receivable.

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LEXINGTON REALTY TRUST

Historical Credit Metrics Summary

	2009		2010		2011		2012		2013

Company FFO Payout Ratio	49.6%		43.2%		48.5%		56.1%		60.3%

Unencumbered Assets (1)(2)	$1.36 billion		$1.49 billion		$1.15 billion		$1.76 billion		$2.59 billion

Unencumbered NOI (1)	21.0%		22.9%		25.9%		34.5%		55.3%

(Debt + Preferred) / Gross Assets	54.5%		49.4%		48.7%		46.6%		43.0%

Debt/Gross Assets	46.9%		41.5%		40.9%		41.1%		41.1%

Market Cap Leverage	65.3%		53.7%		52.5%		46.6%		45.4%

Secured Debt / Gross Assets (1)	36.8%		33.0%		31.9%		30.9%		23.9%

Net Debt / EBITDA	6.1	x	5.6	x	5.5	x	6.5	x	6.4	x

(Net Debt + Preferred) / EBITDA	7.1	x	6.7	x	6.6	x	7.3	x	6.7	x

Credit Facilities Availability	$96.6 million		$215.9 million		$294.3 million		$296.3 million		$443.4 million

Development / Gross Assets	0.3%		0.7%		0.9%		1.6%		1.6%

EBITDA / Revenue	81.4%		80.1%		77.0%		76.5%		74.4%

EBITDA / (PrefDiv + Interest Expense)	2.2	x	2.2	x	2.3	x	2.4	x	3.1	x

(JV + Advisory Income or (loss)) / Revenues	N/A		5.9%		8.5%		4.4%		0.5%

Capital Raised (Retired), net (millions):

Common equity, net	$20.0		$166.7		$99.7		$162.7		$434.9

Preferred equity, net	$0.0		$0.0		$(15.5)		$(70.0)		$(155.0)

Unsecured debt, gross (1)	$46.0		$82.5		$0.0		$190.4		$443.3

Secured debt, gross	$(291.9)		$(305.3)		$(121.3)		$(198.3)		$(128.1)

Property dispositions net proceeds	$113.1		$80.2		$124.0		$155.2		$75.5

Footnotes:

(1)	Revolving credit facility and term loans are currently unsecured thus all periods reflect such borrowings as unsecured.
(2)	Includes loans receivable.

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LEXINGTON REALTY TRUST

FINANCIAL COVENANTS (1)

Corporate Level Debt

Bank Loans:		Must be:	9/30/2014

	Maximum Leverage	< 60%	51.3%
	Interest Coverage	> 1.5X	3.2X
	Fixed Charge Coverage	> 1.4X	2.3X
	Recourse Secured Indebtedness Ratio	< 10% cap value	0.4%
	Secured Indebtedness Ratio	< 45%	23.8%
	Minimum Net Worth	> $2.1 billion	$2.8 billion
	Floating Rate Debt	< 35%	6.6%
	Unsecured Debt Service Coverage	> 2.0X	4.2X
	Borrowing Base Assets Leverage	< 60%	48.6%
	Restricted Payments	< $20 million	$1.1 million

	Permitted Investments:
A	Joint Venture Investments	< 25% cap value	1.5%
B	Raw Land	< 10% cap value	0.0%
C	Construction/Development in Process	< 15% cap value	5.1%
D	Notes Receivable	< 10% cap value	3.1%
E	Ground Leases	< 20% cap value	9.3%
	Sum of A through E	< 40% cap value	19.1%
	Sum of B through D	< 25% cap value	8.2%

Bonds:

	Debt to Total Assets	< 60%	43.1%
	Secured Debt to Total Assets	< 40%	19.9%
	Debt Service Coverage	> 1.5X	3.5X
	Unencumbered Assets to Unsecured Debt	> 150%	273.9%

Footnotes

(1)	As defined in respective loan/bond agreements.

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LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

9/30/2014

Year	Number of Leases Expiring	GAAP Base Rent as of 9/30/2014 ($000)	Percent of GAAP Base Rent as of 9/30/2014	Percent of GAAP Base Rent as of 9/30/2013
2014 - remaining	6	$8,165	2.9%	4.2%
2015	11	$8,236	2.9%	6.2%
2016	14	$13,693	4.9%	8.3%
2017	18	$18,155	6.5%	7.6%
2018	29	$18,851	6.7%	8.4%
2019	19	$21,113	7.5%	8.5%
2020	15	$18,083	6.5%	6.1%
2021	10	$15,823	5.7%	6.4%
2022	8	$9,421	3.4%	2.6%
2023	8	$19,482	7.0%	7.4%
2024 - Q1-Q3	5	$5,359	1.9%	2.5%
Thereafter	64	$123,256	44.1%	26.5%

Total (1)	207	$279,637	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

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LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Properties GAAP Basis

9/30/2014

Year	Number of Leases Expiring	GAAP Base Rent as of 9/30/2014 ($000)	Percent of GAAP Base Rent as of 9/30/2014
2014 - remaining	31	$9,602	3.2%
2015	33	$8,952	3.0%
2016	30	$15,217	5.1%
2017	19	$18,164	6.1%
2018	33	$20,599	6.9%
2019	29	$23,604	7.9%
2020	17	$18,157	6.1%
2021	12	$20,260	6.8%
2022	8	$9,421	3.2%
2023	9	$19,482	6.6%
2024 - Q1-Q3	5	$5,359	1.8%
Thereafter	67	$128,163	43.2%

Total (1)	293	$296,980	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include parking operations.

27

LEXINGTON REALTY TRUST

Lease Rollover Schedule by Property Type - Cash Basis

9/30/2014

	Office			Industrial			Retail/Specialty
Year	Net Rentable Area	Cash Rent as of 9/30/2014 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 9/30/2014 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 9/30/2014 ($000)	Annual Rent PSF (2)
2014 - remaining	651,974	$8,334	$17.04	-	$-	$-	29,119	$84	$3.85
2015	721,033	$8,316	$13.22	523,368	$1,326	$3.38	-	$-	$-
2016	886,710	$7,359	$11.07	2,260,336	$5,629	$3.32	43,123	$192	$5.94
2017	342,320	$4,365	$17.00	5,508,022	$14,192	$3.44	56,054	$450	$10.70
2018	1,107,733	$11,586	$13.95	1,530,121	$2,961	$2.58	949,530	$2,347	$3.86
2019	1,940,380	$19,568	$13.45	649,250	$1,889	$3.88	30,757	$139	$6.03
2020	1,105,324	$12,317	$14.86	1,249,216	$5,695	$6.08	-	$-	$-
2021	904,802	$11,380	$16.77	1,402,257	$4,424	$4.21	-	$-	$-
2022	741,771	$8,592	$15.44	257,849	$957	$4.95	-	$-	$-
2023	1,551,469	$18,638	$16.02	58,707	$110	$2.50	34,555	$120	$4.63
2024 - Q1-Q3	370,301	$3,598	$12.96	1,097,164	$1,997	$3.68	-	$-	$-
Thereafter	4,231,031	$47,356	$14.54	7,717,867	$28,250	$4.99	158,089	$2,008	$16.94
Total/Weighted Average (1)	14,554,848	$161,409	$14.57	22,254,157	$67,430	$4.14	1,301,227	$5,340	$5.65

	Multi-Tenant			Land / Infrastructure
Year	Net Rentable Area	Cash Rent as of 9/30/2014 ($000)	Annual Rent PSF (2)	Net Rentable Area (Acres)	Cash Rent as of 9/30/2014 ($000)	Annual Rent Per Acre ($000) (2)
2014 - remaining	212,125	$1,437	$9.03	-	$-	$-
2015	65,305	$688	$14.05	-	$-	$-
2016	142,272	$1,573	$14.74	-	$-	$-
2017	423	$9	$28.37	-	$-	$-
2018	118,137	$1,627	$18.36	-	$-	$-
2019	144,320	$2,505	$23.14	-	$-	$-
2020	62,693	$70	$1.49	-	$-	$-
2021	491,639	$4,672	$12.67	-	$-	$-
2022	-	$-	$-	-	$-	$-
2023	23,354	$-	$17.00	-	$-	$-
2024 - Q1-Q3	-	$-	$-	-	$-	$-
Thereafter	185,436	$4,767	$34.28	255.03	$16,728	$87.46
Total/Weighted Average (1)	1,445,704	$17,348	$16.00	255.03	$16,728	$87.46

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations.
(2)	For properties acquired cash rents are annualized.

28

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 9/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2014 ($000) (2)	GAAP Base Rent as of 9/30/2014 ($000) (3)
LONG-TERM LEASE PROPERTIES
2024	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	–	Alstom Power, Inc.	Office	84,404	1,377	1,349
	11/30/2024	2050 Roanoke Rd.	Westlake	TX	–	TD Auto Finance LLC	Office	77,906	1,164	1,339
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	–	Kelsey-Hayes Company (TRW Automotive Inc.)	Office	180,230	1,157	1,159
2025	1/31/2025	1401 Nolan Ryan Pkwy.	Arlington	TX	–	Triumph Aerostructures, LLC (Triumph Group, Inc.)	Office	111,409	0	1,169
	2/28/2025	1401 Nolan Ryan Pkwy.	Arlington	TX	–	Infotech Enterprises America, Inc. (Infotech Enterprises Limited)	Office	13,590	0	0
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	–	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	Office	292,700	2,305	2,225
	3/31/2025	2706 Media Center Dr.	Los Angeles	CA	5	Bank of America, National Association / Sony Electronics, Inc.	Office	82,526	173	403
	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	–	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	336,350	1,009	1,009
		2500 Patrick Henry Pkwy.	McDonough	GA	–	Georgia Power Company	Office	111,911	957	926
		301 Bill Bryan Rd.	Hopkinsville	KY	–	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	424,904	1,266	1,266
		4010 Airpark Dr.	Owensboro	KY	–	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	211,598	906	906
		730 North Black Branch Rd.	Elizabethtown	KY	–	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	167,770	402	402
		750 North Black Branch Rd.	Elizabethtown	KY	–	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	539,592	2,129	2,129
	7/14/2025	590 Ecology Ln.	Chester	SC	–	Boral Stone Products LLC (Boral Limited)	Industrial	420,597	1,648	1,203
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	–	Royal Appliance Mfg. Co.	Industrial	458,000	1,530	1,688
	9/30/2025	10001 Richmond Ave.	Houston	TX	18	Baker Hughes Incorporated / Schlumberger Holdings Corp.	Office	554,385	8,163	5,531
	10/31/2025	6277 Sea Harbor Dr.	Orlando	FL	19	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation)	Office	357,166	4,359	4,862
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	–	Infocrossing, Inc.	Office	85,200	875	875
	12/31/2025	1700 47th Ave North	Minneapolis	MN	–	Owens Corning / Owens Corning Roofing and Asphalt, LLC	Industrial	18,620	462	462
		2005 East Technology Cir.	Tempe	AZ	–	Infocrossing, Inc.	Office	60,000	846	846
		4001 International Pkwy.	Carrollton	TX	–	Motel 6 Operating, LP	Office	138,443	1,004	1,669
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	500,500	3,596	1,903
	3/31/2026	459 Wingo Rd.	Byhalia	MS	–	Asics America Corporation (Asics Corporation)	Industrial	513,734	2,010	2,202
		633 Garrett Pkwy.	Lewisburg	TN	–	Calsonic Kansei North America, Inc.	Industrial	310,000	456	491
	6/30/2026	333 Mt. Hope Ave.	Rockaway	NJ	11	Atlantic Health System, Inc.	Office	60,258	732	861
		351 Chamber Dr.	Chillicothe	OH	–	The Kitchen Collection, Inc.	Industrial	475,218	789	869
	8/31/2026	25500 State Hwy. 249	Tomball	TX	–	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	77,076	1,058	1,053
	9/30/2026	900 Industrial Blvd.	Crossville	TN	–	Dana Commercial Vehicle Products, LLC	Industrial	222,200	433	433
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	–	Libbey Glass Inc. (Libbey Inc.)	Industrial	646,000	1,559	1,624
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	–	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	241,977	802	860
		500 Kinetic Dr.	Huntington	WV	–	AMZN WVCS LLC (Amazon.com, Inc.)	Office	68,693	786	951
	12/29/2026	5500 New Albany Rd.	Columbus	OH	–	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	104,807	1,186	1,303
2027	4/30/2027	1315 West Century Dr.	Louisville	CO	–	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	Office	86,877	840	942
		2424 Alpine Rd.	Eau Claire	WI	–	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	159,000	802	752
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	–	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	98,849	1,320	1,495
	7/6/2027	2221 Schrock Rd.	Columbus	OH	–	MS Consultants, Inc.	Office	42,290	432	481
	8/7/2027	25 Lakeview Dr.	Jessup	PA	–	TMG Health, Inc.	Office	150,000	1,468	1,876
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	–	United States of America	Office	169,585	4,181	4,568
	11/30/2027	1700 Millrace Dr.	Eugene	OR	17	Oregon Research Institute / Educational Policy Improvement Center	Office	80,011	1,221	1,554
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	–	The Hillman Group, Inc.	Industrial	264,598	586	610
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	–	FedEx Ground Package System, Inc. (Federal Express Corporation)	Industrial	140,330	3,576	3,850
	4/30/2028	9655 Maroon Circle	Englewood	CO	–	TriZetto Corporation	Office	166,912	1,994	2,893
	8/31/2028	9803 Edmonds Way	Edmonds	WA	–	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	35,459	485	485
	11/30/2028	832 N. Westover Blvd .	Albany	GA	–	Gander Mountain Company	Retail	45,554	465	513
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	–	Nevada Power Company	Office	282,000	2,732	3,190

29

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 9/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2014 ($000) (2)	GAAP Base Rent as of 9/30/2014 ($000) (3)
LONG-TERM LEASE PROPERTIES
		175 Holt Garrison Pkwy.	Danville	VA	–	Home Depot USA, Inc.	Land and Infrastructure	0	195	162
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	128,041	743	0
		3030 North 3rd St.	Phoenix	AZ	–	CopperPoint Mutual Insurance Company	Office	252,400	2,925	3,633
2030	4/7/2030	810 Gears Rd.	Houston	TX	–	United States of America	Office	68,985	0	0
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	–	Clearwater Paper Corporation	Industrial	673,518	1,685	1,950
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	–	Vulcan Construction Materials, LP (Vulcan Materials Company)	Land and Infrastructure	0	1,352	1,592
	10/31/2032	143 Diamond Avenue	Parachute	CO	–	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	Office	49,024	683	863
2033	10/31/2033	1001 Innovation Road	Rantoul	IL	–	Easton-Bell Sports, Inc.	Industrial	813,126	2,473	3,009
	11/30/2033	1331 Capitol Ave.	Omaha	NE	–	The Gavilon Group, LLC	Office	127,810	2,077	2,483
	12/31/2033	3000 Busch Lake Blvd.	Tampa	FL	–	BluePearl Holdings, LLC	Office	17,000	356	356
		2910 Busch Lake Blvd.	Tampa	FL	–	BluePearl Holdings, LLC	Office	2,500	40	40
		2950 Busch Lake Blvd.	Tampa	FL	–	BluePearl Holdings, LLC	Office	8,000	113	113
		19311 SH 249	Houston	TX	–	BluePearl Holdings, LLC	Office	12,622	159	159
2034	3/31/2034	854 Paragon Way	Rock Hill	SC	–	Physicians Choice Laboratory Services, LLC	Office	104,497	988	1,261
	9/30/2034	5625 North Sloan Ln.	North Las Vegas	NV	–	Nicholas and Co., Inc.	Industrial	180,235	131	990
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	–	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Land and Infrastructure	132,449	4,018	5,079
2112	10/31/2112	350 and 370-372 Canal St.	New York	NY	–	FC-Canal Ground Tenant LLC	Land and Infrastructure	0	3,625	11,167
		309-313 West 39th St.	New York	NY	–	LG-39 Ground Tenant LLC	Land and Infrastructure	0	4,230	13,030
		8-12 Stone St.	New York	NY	–	AL-Stone Ground Tenant LLC	Land and Infrastructure	0	3,308	10,192
N/A	Vacant	1315 West Century Dr.	Louisville	CO	–	(Available for Lease)	Office	20,000	0	0
		2050 Roanoke Rd.	Westlake	TX	–	(Available for Lease)	Office	52,293	0	0
		333 Mt. Hope Ave.	Rockaway	NJ	11	(Available for Lease)	Office	32,068	390	358
		6277 Sea Harbor Dr.	Orlando	FL	–	(Available for Lease)	Office	1,215	0	0
		810 Gears Rd.	Houston	TX	–	(Available for Lease)	Office	9,910	0	0
		1401 Nolan Ryan Pkwy.	Arlington	TX	–	(Available for Lease)	Office	36,809	0	0
LONG TERM TOTAL/WEIGHTED AVERAGE						98.8% Leased		12,391,731	$94,732	$123,614

30

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2014 ($000) (2)	GAAP Base Rent as of 9/30/2014 ($000) (3)
OFFICE PROPERTIES
2014	10/31/2014	700 US Hwy. Route 202-206	Bridgewater	NJ	–	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	115,558	1,526	1,591
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	–	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	95,600	1,640	1,486
		5150 220th Ave.	Issaquah	WA	–	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	106,944	1,820	1,677
	12/31/2014	180 South Clinton St.	Rochester	NY	–	Frontier Corporation	226,000	2,276	2,271
		275 Technology Dr.	Canonsburg	PA	–	ANSYS, Inc.	107,872	1,072	1,033
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	–	Federal-Mogul Holdings Corp.	187,163	869	1,064
	3/31/2015	3940 South Teller St.	Lakewood	CO	–	MoneyGram Payment Systems, Inc.	68,165	826	818
	6/30/2015	33 Commercial St.	Foxboro	MA	–	Invensys Systems, Inc. (Siebe, Inc.)	164,689	3,747	2,811
		3711 San Gabriel	Mission	TX	–	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	75,016	788	632
	9/27/2015	2529 West Thorne Dr.	Houston	TX	–	Baker Hughes Incorporated	65,500	929	489
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	–	InVentiv Communications, Inc.	97,000	835	942
	10/31/2015	12209 West Markham St.	Little Rock	AR	20	Entergy Arkansas, Inc.	36,311	178	178
		5201 West Barraque St.	Pine Bluff	AR	21	Entergy Arkansas, Inc.	27,189	144	106
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	–	Nextel of Texas, Inc. (Nextel Finance Company)	108,800	1,256	1,010
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	–	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	180,507	1,808	2,391
		2000 Eastman Dr.	Milford	OH	–	Siemens Corporation	221,215	1,865	1,739
	5/31/2016	1200 Jupiter Rd.	Garland	TX	–	Raytheon Company	278,759	1,130	1,298
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	–	Nextel West Corporation (Nextel Finance Company)	60,200	911	911
	10/31/2016	104 & 110 South Front St.	Memphis	TN	–	Hnedak Bobo Group, Inc.	37,229	389	376
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1,220	42	42
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	11	Arrow Electronics, Inc.	128,500	2,098	1,771
	10/31/2017	4455 American Way	Baton Rouge	LA	–	New Cingular Wireless PCS, LLC	70,100	778	832
		6200 Northwest Pkwy.	San Antonio	TX	–	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	142,500	1,447	1,400
2018	1/31/2018	820 Gears Rd.	Houston	TX	–	Ricoh Americas Corporation	78,895	766	866
	2/28/2018	850-950 Warrenville Rd.	Lisle	IL	–	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	7,535	107	107
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	–	Lockheed Martin Corporation	184,000	720	1,402
	5/30/2018	13651 McLearen Rd.	Herndon	VA	–	United States of America	159,644	2,602	2,552
	5/31/2018	8900 Freeport Pkwy.	Irving	TX	–	Pacific Union Financial, LLC.	43,396	594	549
	6/30/2018	100 Barnes Rd.	Wallingford	CT	–	3M Company	44,400	368	380
		420 Riverport Rd.	Kingsport	TN	–	Kingsport Power Company	42,770	233	96
	8/31/2018	3500 North Loop Rd.	McDonough	GA	–	Litton Loan Servicing LP	62,218	952	667
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	8,070	168	158
	10/31/2018	3943 Denny Ave.	Pascagoula	MS	–	Huntington Ingalls Incorporated	94,841	447	447
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	–	Swiss Re America Holding Corporation / Westport Insurance Corporation	320,198	3,772	3,796
	12/31/2018	2550 Interstate Dr.	Harrisburg	PA	–	AT&T Services, Inc.	61,766	857	949
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	–	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	77,484	1,243	1,101
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	–	Swiss Re America Holding Corporation / Westport Insurance Corporation	155,925	1,775	1,775
	6/19/2019	3965 Airways Blvd.	Memphis	TN	–	Federal Express Corporation	521,286	5,199	5,260
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	–	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	77,484	1,033	829
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	–	Honeywell International Inc.	252,300	1,376	1,426
	7/31/2019	500 Jackson St.	Columbus	IN	–	Cummins, Inc.	390,100	3,442	3,405
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	16	John Wiley & Sons, Inc.	141,416	1,726	1,761
		9601 Renner Blvd.	Lenexa	KS	–	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	77,484	1,051	857
	12/31/2019	1066 Main St.	Forest Park	GA	–	Bank of America, N.A. (Bank of America Corporation)	14,859	149	149
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	–	Bank of America, N.A. (Bank of America Corporation)	5,704	71	71

31

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2014 ($000) (2)	GAAP Base Rent as of 9/30/2014 ($000) (3)
OFFICE PROPERTIES
		201 West Main St.	Cumming	GA	–	Bank of America, N.A. (Bank of America Corporation)	14,208	149	149
		2223 North Druid Hills Rd.	Atlanta	GA	–	Bank of America, N.A. (Bank of America Corporation)	6,260	84	84
		400 Butler Farm Rd.	Hampton	VA	–	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	100,632	998	794
		4545 Chamblee – Dunwoody Rd.	Dunwoody	GA	–	Bank of America, N.A. (Bank of America Corporation)	4,565	66	66
		825 Southway Dr.	Jonesboro	GA	–	Bank of America, N.A. (Bank of America Corporation)	4,894	58	58
		850-950 Warrenville Rd.	Lisle	IL	–	National-Louis University / James J. Benes & Associates, Inc.	91,879	1,089	1,169
		956 Ponce de Leon Ave.	Atlanta	GA	–	Bank of America, N.A. (Bank of America Corporation)	3,900	59	59
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	–	Roche Diagnostics Operations, Inc.	193,000	2,606	2,568
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	–	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	143,290	1,744	1,683
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	–	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	59,748	543	580
	6/30/2020	10419 North 30th St.	Tampa	FL	–	Time Customer Service, Inc. (Time Incorporated)	132,981	1,089	1,085
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	–	Hagemeyer North America, Inc.	50,076	629	630
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	136,617	937	1,157
	8/31/2020	133 First Park Dr.	Oakland	ME	–	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	1,043	860
	9/30/2020	550 Business Center Dr.	Lake Mary	FL	–	JPMorgan Chase Bank, National Association	125,920	1,482	1,530
		600 Business Center Dr.	Lake Mary	FL	–	JPMorgan Chase Bank, National Association	125,155	1,419	1,499
		9200 South Park Center Loop	Orlando	FL	–	Corinthian Colleges, Inc.	59,927	825	852
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius LLP	289,432	3,187	3,224
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	–	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,040	1,744	1,967
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	–	New Jersey Natural Gas Company	157,511	2,484	2,484
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	–	3D Systems Corporation	80,028	502	516
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	–	CAE SimuFlite, Inc. (CAE INC.)	123,734	1,845	1,745
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	–	Alstom Power, Inc.	99,057	1,618	1,638
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	–	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	100,012	954	899
	3/14/2022	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	11	Office Suites Plus Properties, Inc. / The Weiss Group, LLC	18,500	92	15
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	–	DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc.	95,133	1,176	1,270
	7/31/2022	1440 E 15th Street	Tucson	AZ	–	CoxCom, LLC	28,591	410	410
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	–	Carlson Restaurants Inc. (Carlson, Inc.)	130,000	1,513	1,399
	12/31/2022	147 Milk St.	Boston	MA	–	Harvard Vanguard Medical Associates, Inc.	52,337	1,276	1,246
		231 N. Martingale Rd.	Schaumburg	IL	–	CEC Educational Services, LLC (Career Education Corporation)	317,198	3,171	3,177
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	–	Avnet, Inc.	176,402	1,652	1,844
	3/31/2023	6555 Sierra Dr.	Irving	TX	–	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	2,386	2,214
		8900 Freeport Pkwy.	Irving	TX	–	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	225,049	2,659	2,755
	6/30/2023	12600 Gateway Blvd.	Fort Myers	FL	–	Alta Resources Corp.	63,261	669	727
	7/1/2023	275 South Valencia Ave.	Brea	CA	–	Bank of America, National Association	637,503	5,969	6,734
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	–	Xerox Corporation	202,000	5,303	4,981
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	–	MED3000, Inc.	32,000	399	430
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	–	Wells Fargo Bank, N.A.	169,083	1,427	1,462
		3480 Stateview Blvd.	Fort Mill	SC	–	Wells Fargo Bank, N.A.	169,218	1,772	1,519
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operations	0	1,773	1,773
N/A	Vacant	1701 Market St.	Philadelphia	PA	4	(Available for Lease)	5,315	0	0
		2550 Interstate Dr.	Harrisburg	PA	–	(Available for Lease)	27,584	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.7% Leased	10,356,716	$115,826	$114,723

32

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	Cash Rent as of 9/30/2014 ($000) (2)	GAAP Base Rent as of 9/30/2014 ($000) (3)
INDUSTRIAL PROPERTIES
2015	6/30/2015	2935 Van Vactor Dr.	Plymouth	IN	–	Bay Valley Foods, LLC	300,500	627	627
		324 Industrial Park Rd.	Franklin	NC	–	SKF USA, Inc.	72,868	342	203
	12/31/2015	749 Southrock Dr.	Rockford	IL	–	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	150,000	357	366
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	–	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	268,104	716	687
	3/31/2016	2455 Premier Dr.	Orlando	FL	–	Walgreen Co. / Walgreen Eastern Co.	205,016	381	589
	5/31/2016	291 Park Center Dr.	Winchester	VA	–	Kraft Foods Global, Inc.	344,700	950	967
	6/30/2016	1133 Poplar Creek Rd.	Henderson	NC	–	Staples, Inc. / Corporate Express, Inc.	196,946	591	609
	7/31/2016	7111 Crabb Rd.	Temperance	MI	–	Michelin North America, Inc.	744,570	1,714	1,714
	11/30/2016	736 Addison Rd.	Erwin	NY	–	Corning, Incorporated	408,000	974	974
	12/31/2016	3686 South Central Ave.	Rockford	IL	7	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.) / Pierce Packaging Co.	93,000	303	236
2017	1/31/2017	101 Michelin Dr.	Laurens	SC	–	Michelin North America, Inc.	1,164,000	2,540	2,540
		109 Stevens St.	Jacksonville	FL	10	Wagner Industries, Inc.	110,000	182	182
	2/28/2017	3456 Meyers Ave.	Memphis	TN	–	Sears, Roebuck and Co. / Sears Logistics Services	780,000	1,194	1,271
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	–	HP Enterprise Services, LLC	405,000	1,919	1,539
	5/31/2017	191 Arrowhead Dr.	Hebron	OH	–	Owens Corning Insulating Systems, LLC	250,410	343	343
		200 Arrowhead Dr.	Hebron	OH	–	Owens Corning Insulating Systems, LLC	400,522	686	686
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	–	The McGraw-Hill Companies, Inc.	330,988	930	873
	9/30/2017	250 Swathmore Ave.	High Point	NC	–	Steelcase Inc.	244,851	840	815
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	–	Versacold USA, Inc.	296,972	2,041	1,947
		43955 Plymouth Oaks Blvd.	Plymouth	MI	–	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	290,133	1,034	1,106
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	–	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	639,800	1,480	1,437
		2415 US Hwy. 78 East	Moody	AL	–	Michelin North America, Inc.	595,346	1,003	1,034
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	–	ODW Logistics, Inc.	772,450	1,010	1,007
	9/30/2018	50 Tyger River Dr.	Duncan	SC	–	Plastic Omnium Auto Exteriors, LLC	221,833	769	769
		904 Industrial Rd.	Marshall	MI	–	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	246,508	631	523
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	–	Essex Group, Inc. (United Technologies Corporation)	289,330	551	551
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	–	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	1,889	1,958
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	–	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	335,610	2,550	2,550
	5/31/2020	359 Gateway Dr.	Lavonia	GA	–	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	133,221	900	714
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	–	Time Customer Service, Inc. (Time Incorporated)	229,605	1,027	957
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	–	Mimeo.com, Inc.	107,400	321	299
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	897	1,119
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	–	Federal Express Corporation / FedEx Techconnect, Inc.	126,213	621	563
	9/30/2021	3820 Micro Dr.	Millington	TN	–	Ingram Micro L.P. (Ingram Micro Inc.)	701,819	1,269	1,359
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	–	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	150,945	1,520	1,310
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	–	Quickie Manufacturing Corporation	423,280	1,014	1,017
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	–	The Tire Rack, Inc.	257,849	957	1,005
2023	12/31/2023	1601 Pratt Ave.	Marshall	MI	–	Autocam Corporation	58,707	110	110
2024	4/30/2024	113 Wells St.	North Berwick	ME	–	United Technologies Corporation	972,625	1,152	1,048
	5/31/2024	901 East Bingen Point Way	Bingen	WA	–	The Boeing Company	124,539	845	900
N/A	Vacant	109 Stevens St.	Jacksonville	FL	11	(Available for Lease)	58,800	42	42
		3350 Miac Cove Rd.	Memphis	TN	–	(Available for Lease)	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.4% Leased	14,627,769	$39,222	$38,546

33

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Property Leases and Vacancies - Consolidated Portfolio - 9/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant	Sq.Ft.	Percentage Leased	Cash Rent as of 9/30/2014 ($000) (2)	GAAP Base Rent as of 9/30/2014 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (8,14)
Various	Various	100 Light St.	Baltimore	MD	13	Multi-Tenant	476,459	95%	12,165	12,070	55,000
		101 East Erie St.	Chicago	IL	11	Multi-Tenant	230,704	0%	860	1,078	29,847
		13430 North Black Canyon Fwy.	Phoenix	AZ	–	Multi-Tenant	138,940	100%	2,023	1,988	0
		1501 Nolan Ryan Pkwy.	Arlington	TX	–	Multi-Tenant	74,739	0%	0	0	0
		16676 Northchase Dr.	Houston	TX	11	Multi-Tenant	101,111	33%	1,194	1,144	11,486
		2210 Enterprise Dr.	Florence	SC	–	Multi-Tenant	176,557	70%	1,281	1,263	0
		3165 McKelvey Rd.	Bridgeton	MO	–	Multi-Tenant	51,067	50%	144	302	0
		4200 Northcorp Pkwy.	Palm Beach Gardens	FL	–	Multi-Tenant	95,065	74%	393	393	0
		6050 Dana Way	Antioch	TN	–	Multi-Tenant	672,629	81%	1,386	1,371	0
		King St./1042 Fort St. Mall	Honolulu	HI	–	Multi-Tenant	77,459	72%	639	639	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						69.0% Leased	2,094,730		$20,085	$20,248	$96,333

34

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2014 ($000) (2)	GAAP Base Rent as of 9/30/2014 ($000) (3)
RETAIL/SPECIALTY PROPERTIES
2014	10/31/2014	1084 East Second St.	Franklin	OH	–	Marsh Supermarkets, LLC / Crystal Food Services, LLC	29,119	84	107
2016	5/31/2016	6910 South Memorial Hwy.	Tulsa	OK	–	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	43,123	192	192
2017	6/30/2017	1600 East 23rd St.	Chattanooga	TN	–	BI-LO, LLC	42,130	94	94
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	–	American Golf Corporation	13,924	356	243
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	–	Best Buy Co., Inc.	46,350	349	349
	2/28/2018	291 Talbert Blvd.	Lexington	NC	–	Food Lion, LLC / Delhaize America, Inc.	23,000	104	104
		3211 West Beverly St.	Staunton	VA	–	Food Lion, LLC / Delhaize America, Inc.	23,000	124	124
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	–	The Kroger Co.	31,170	119	126
	9/30/2018	835 Julian Ave.	Thomasville	NC	–	Mighty Dollar, LLC	23,767	58	58
	10/31/2018	130 Midland Ave.	Port Chester	NY	–	A&P Real Property, LLC (Pathmark Stores, Inc.)	59,000	344	731
		5104 North Franklin Rd.	Lawrence	IN	–	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	28,721	145	145
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	–	Kmart Corporation	94,970	119	247
		12080 Carmel Mountain Rd.	San Diego	CA	–	Kmart Corporation	107,210	135	563
		21082 Pioneer Plaza Dr.	Watertown	NY	–	Kmart Corporation	120,727	199	361
		255 Northgate Dr.	Manteca	CA	–	Kmart Corporation	107,489	211	416
		5350 Leavitt Rd.	Lorain	OH	–	Kmart Corporation	193,193	300	548
		97 Seneca Trail	Fairlea	WV	–	Kmart Corporation	90,933	140	260
2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	–	Associated Wholesale Grocers, Inc. / Safeway, Inc.	30,757	139	142
2023	2/28/2023	733 East Main St.	Jefferson	NC	–	Food Lion, LLC / Delhaize America, Inc.	34,555	120	117
N/A	Vacant	10340 U.S. 19	Port Richey	FL	11	(Available for Lease)	53,820	218	218
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						95.5% Leased	1,196,958	$3,550	$5,145

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.6% Leased	40,667,904	$273,415	$302,276

Footnotes

1	Square foot leased or available.
2	Nine months ended 9/30/2014 cash rent.
3	Nine months ended 9/30/2014 GAAP base rent.
4	Lexington has an 87.5% interest in this property.
5	Sony Electronics, Inc. lease for 20,203 square feet expires 08/31/2015.
6	Lexington has a 71.1% interest in this property.
7	Jacobson Warehouse Company, Inc. lease expires 12/31/2014; however, new tenant (Pierce Packaging Co.) lease expires 12/31/2016.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Property is classified as a capital lease for GAAP, accordingly $748 of income is included in non-operating income. Tenant exercised purchase option within lease for $11.55 million, closing anticipated by 12/31/2014.
10	Tenant contracted to 100,000 square feet subsequent to 9/30/2014.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	24,824 square feet is leased to 7/31/2025.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $7.9 million in operating expenses, net for the nine months ended 9/30/2014.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	RGN-Indianapolis I, LLC lease for 14,236 square feet expires 07/2024. McGrady Hill LLC lease for 3,764 square feet expires 11/2017.
17	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
18	Baker Hughes Incorporated lease expires 09/2015; however, new tenant (Schlumberger Holdings Corp.) lease expires 09/2025.
19	Aramark Corporation lease for 8,261 square feet expires 11/2017 and Orlando /Orange County Convention & Visitor Bureau, Inc. lease for 44,752 square feet expires 09/2024.
20	Subsequent to 9/30/2014, lease extended to 10/2020.
21	Subsequent to 9/30/2014, lease extended to 10/2017.

35

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

9/30/2014

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Issaquah, WA	(b)	$30,448	5.665%	12/2014	$479	$30,388
Canonsburg, PA	(b)	9,095	5.426%	12/2014	82	9,095
Chicago, IL	(b)	29,847	5.639%	01/2015	517	29,900
Franklin, NC		132	8.500%	04/2015	135	-
Kalamazoo, MI		15,449	5.411%	05/2015	740	15,087
Houston, TX		11,486	5.210%	05/2015	705	11,282
Los Angeles, CA		9,903	5.110%	05/2015	479	9,760
Harrisburg, PA		7,905	5.110%	05/2015	382	7,792
McDonough, GA		11,524	5.212%	06/2015	627	11,349
Mission, TX		5,468	5.783%	06/2015	335	5,371
Carrollton, TX	(b)	18,922	5.725%	07/2015	1,119	18,710
Elizabethtown, KY	(j)	12,281	4.990%	07/2015	784	12,002
Hopkinsville, KY		7,176	4.990%	07/2015	458	7,014
Dry Ridge, KY	(i)	2,699	4.990%	07/2015	191	2,619
Owensboro, KY	(i)	2,279	4.990%	07/2015	163	2,209
Elizabethtown, KY	(j)	2,308	4.990%	07/2015	147	2,256
Houston, TX	(b)	23,393	6.250%	09/2015	7,099	18,161
Houston, TX		2,778	8.036%	09/2015	886	2,203
Temple, TX		7,964	6.090%	01/2016	668	7,463
Bridgewater, NJ		14,137	5.732%	03/2016	1,035	13,825
Omaha, NE		7,834	5.610%	04/2016	621	7,560
Bremerton, WA		5,958	6.090%	04/2016	494	5,479
Tempe, AZ		7,399	5.610%	04/2016	586	7,140
Byhalia, MS	(n)	15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,653	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,415	5.939%	07/2016	1,136	18,363
Rochester, NY		17,331	6.210%	08/2016	1,383	16,765
Glenwillow, OH		15,648	6.130%	09/2016	1,240	15,132
Plymouth, IN		5,947	6.315%	09/2016	497	5,723
Tomball, TX		8,822	6.063%	11/2016	683	8,041
Memphis, TN		3,633	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,635	5.722%	02/2017	696	9,309
Dubuque, IA		9,340	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		22,582	6.110%	11/2017	1,674	21,651
Lorain, OH	(b)	1,197	7.750%	07/2018	108	-
Manteca, CA	(b)	846	7.750%	07/2018	77	-
Watertown, NY	(b)	795	7.750%	07/2018	72	-
Lewisburg, WV	(b)	559	7.750%	07/2018	51	-
San Diego, CA	(b)	539	7.750%	07/2018	49	-
Galesburg, IL	(b)	475	7.750%	07/2018	43	-
Erwin, NY		8,380	5.910%	10/2018	728	6,637
Boston, MA		12,598	6.100%	12/2018	996	11,520
North Berwick, ME		6,471	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	34,878	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	16,630	5.883%	05/2019	1,268	15,182
Columbus, IN		26,132	2.210%	07/2019	4,613	4,993

36

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

9/30/2014

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Meridian, ID		9,850	6.010%	08/2019	753	7,675
Streetsboro, OH	(b)	18,008	5.749%	09/2019	1,344	16,338
Lenexa, KS		9,950	6.270%	12/2019	774	7,770
Boca Raton, FL		19,930	6.470%	02/2020	1,542	18,414
Oakland, ME		9,112	5.930%	10/2020	750	7,660
Lavonia, GA		8,033	5.460%	12/2020	741	5,895
Wall, NJ	(b)	19,870	6.250%	01/2021	3,543	-
Charleston, SC		7,299	5.850%	02/2021	520	6,632
Whippany, NJ		14,262	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676
Palo Alto, CA		54,761	3.970%	12/2023	7,059	-
Chester, SC		9,544	5.380%	08/2025	1,144	362
New York, NY	(e)	213,500	4.660%	01/2027	10,083	200,632
Lenexa, KS		38,695	3.700%	11/2027	3,027	10,000
Subtotal/Wtg. Avg./Years Remaining (l)		$1,005,205	5.186%	5.9	$77,109	$803,388

Corporate (k)
Term Loan		$250,000	2.442%	02/2018	$6,190	$250,000
Term Loan		255,000	3.173%	01/2019	8,204	255,000
Senior Notes	(h)	250,000	4.250%	06/2023	10,625	250,000
Senior Notes	(f)	250,000	4.400%	06/2024	11,000	250,000
Convertible Notes	(m)(c)	24,786	6.000%	01/2030	1,487	24,786
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$1,158,906	3.977%	8.2	$46,291	$1,158,906
Total/Wtg. Avg./Years Remaining (l)		$2,164,111	4.539%	7.1	$123,400	$1,962,294

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Represents full payable of notes; discount of $966 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Loan is cross-collateralized on three properties.
(f)	Represents full payable of notes; discount of $283 excluded from balance.
(g)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(h)	Represents full payable of notes; discount of $2,110 excluded from balance.
(i)	Properties are cross-collateralized.
(j)	Properties are cross-collateralized.
(k)	Unsecured.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(n)	Property is currently being expanded. Mortgage is recourse during expansion.

37

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Non- Consolidated Investments: Mortgages & Notes Payable

9/30/2014

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)(4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Oklahoma TIC	$13,818	$5,527	5.240%	05/2015	$629	$13,673	$5,469
One Summit (5)	6,230	$1,870	9.375%	10/2016	3,344	-	-
One Summit (5)	4,317	$1,295	10.625%	11/2016	2,239	-	-
Rehab Humble Lessee	14,692	$2,204	4.700%	05/2017	950	13,982	2,097
Gan Palm Beach Lessee	14,836	$3,709	3.700%	03/2018	842	13,768	3,442
BP Lessee	18,791	$2,819	4.010%	11/2018	764	18,791	2,819
Total/Wtg. Avg. (1)/Years Remaining (2)	$72,684	$17,424	5.49%	2.3	$8,768	$60,214	$13,827

Footnotes

(1)	Weighted-average interest rate based on proportionate share.
(2)	Weighted-average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(5)	Property sold and debt satisfied subsequent to 9/30/2014.

38

LEXINGTON REALTY TRUST

Debt Maturity Schedule

9/30/2014

($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2014	$5,737	$39,483	$-
2015	$29,532	$155,715	$-
2016	$24,432	$129,868	$-
2017	$24,800	$68,669	$24,786
2018	$24,140	$18,157	$250,000
	$108,641	$411,892	$274,786

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2014	$397	$-
2015	$1,608	$5,469
2016	$1,477	$-
2017	$94	$2,097
2018	$21	$6,261
	$3,597	$13,827

39

LEXINGTON REALTY TRUST

Mortgage Loans Receivable

9/30/2014

Collateral
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Current Estimated Annual Debt Service ($000)(2)	Balloon Payment ($000)	Escrow Balance ($000)
Office	Norwalk (3)	CT	$32,472	7.50%	11/2014	$204	$32,472	$-
	Southfield	MI	$6,005	4.55%	02/2015	$342	$5,810	$-
	Westmont (4)	IL	$12,326	6.45%	10/2015	$2,090	$25,731	$3,228
Retail	Austin	TX	$2,691	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,072	8.00%	02/2021	$219	$-	$-
	Various	Various	$491	8.00%	12/2021	$94	$-	$-
	Various	Various	$633	8.00%	03/2022	$112	$-	$-
Hospital	Kennewick (5)	WA	$77,387	9.00%	05/2022	$7,438	$77,387	$-
	Total Mortgage Loans Receivable		$133,077			$10,499	$146,504	$3,228

Footnotes

(1)	Includes accrued interest receivable, loan losses, and net origination fees.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Subsequent to 9/30/2014, Lexington extended the maturity date of the loan to December 1, 2014 and increased the interest rate to 12.5%.
(4)	Escrow balance includes $2.5 million in a collateral securities account maintained by the borrower. Tenant in property terminated the lease effective 11/30/2013 for a termination payment of $1.3 million. Borrower is delinquent on debt service payments. Loan balance includes $13.9 million loan loss.
(5)	Lexington is committed to lend up to a maximum of $85.0 million.

40

LEXINGTON REALTY TRUST

Partnership Interests

Nine months ended September 30, 2014

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$463
Interest expense	$335
Depreciation and amortization	$463

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$3,954
Interest expense	$757

Footnotes

(1) Excludes discontinued operations and OP unit noncontrolling interests.

41

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

9/30/2014

($000)

Balance Sheet

Other assets	$38,955

The components of other assets are:

Deposits	$1,833
Investments- capital lease	10,717
Equipment	231
Prepaids	5,281
Other receivables	1,479
Deferred lease incentives	15,973
Interest rate swap derivative asset	3,305
Other	136

Accounts payable and other liabilities	$34,233

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$14,748
CIP accruals and other	4,022
Taxes	658
Deferred tax liability	21
Deferred lease and loan costs	7,261
Subordinated notes	2,571
Deposits	1,431
Escrows	1,128
Transaction / build-to-suit costs	2,393

Income Statement - Nine months ended September 30, 2014

Non-cash interest expense, net	$1,303

42

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 30170	211 Quality Circle, Suite 210
College Station, TX 77842-3170	College Station, TX, 77845
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Patrick Carroll
Executive Vice President and Chief Financial Officer
Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(212) 214-8067

Jeffries & Company, Inc.
Omotayo Okusanya	(212) 336-7076

43